Exhibit 10

.1

APPOINTMENT AND INDEMNITY OF

SUCCESSOR

TRUSTEE
OF THE AMENDED AND RESTATED

TRUST AGREEMENT BETWEEN
PHILLIPS PETROLEUM

COMPANY AND WESTAR

BANK

This instrument

dated

July____, 2020,

effective

as of ___________

2020

(the “Effective

Date”)

by and
between CONOCOPHILLIPS COMPANY

(“Company”)

and
WELLS FARGO BANK, N. A.

(“Successor
Trustee”):

WHEREAS,

Company

established the Amended

and Restated

Trust Agreement

between

Phillips

Petroleum
Company

and Weststar

Bank

(the “Trust” or “Trust Agreement”) to

provide

certain

benefits

to a select group
of management

or highly

compensated

employees

on June 23, 1995 and

subsequently

amended

on July 27,
2020;

  WHEREAS,

the Trust holds

all monies and

other

property,

together

with the

income

thereon,

as may
be paid

or transferred

to it in accordance

with the terms and conditions of the arrangements

covered

by the
Trust;

  WHEREAS,

the Company,

pursuant

to Section 11.4

of the Trust Agreement,

desires to

appoint

Wells
Fargo Bank,

National

Association,

as Successor Trustee, to

replace

Weststar

Bank,

now Arvest Bank,

(the
“Predecessor Trustee”)

upon

its removal;

and

the Successor Trustee desires to accept

its appointment

as
successor trustee

of the Trust and

serve as

trustee

in accordance

with the provisions of the Trust Agreement
with the

following clarification

as of the Effective

Date:

the Company

waives the right to enforce

Section 10.3
of the Trust

Agreement;

  NOW, THEREFORE,

the parties

hereto

agree to

undertake

the following actions:

1.

Beginning on

the Effective

Date, the Company

appoints the Successor Trustee to

act

as the sole
trustee

under

the Trust,

replacing the

Predecessor Trustee.

2.

The Successor

Trustee

hereby

acknowledges,

confirms,

and

accepts

its appointment

as trustee

and
agrees to

act

as Successor Trustee

under

the Trust in accordance

with the terms thereof and

in
accordance

with this Agreement.

The Successor

Trustee

hereby

agrees to

accept

all assets presently
held in the Trust

and

agrees to deposit such assets

under

the terms of

the Trust Agreement.

3.

In consideration

of the agreement

herein of Successor Trustee

to become

trustee

of the Trust,
Company

understands

and agrees the Successor Trustee shall have

no obligation, duty

or liability with
respect to any

period of time prior to

its becoming

Successor Trustee;

a.

to determine

whether any

claims, losses or damages

exist with respect to the

Trust, or
b.

to pursue or take

any

action with respect to any

claims, losses or damages

which exist with
respect to the

Trust, or
c.

to review the performance

by or acts of the Predecessor Trustee or to

determine

whether a breach
of trust exists with respect

to the

Trust or has

been

committed

by the Predecessor Trustee, or
d.

to remedy

any

breach

of trust which exists with respect

to the

Trust, or
e.

to compel

the Predecessor

Trustee

to deliver the

trust corpus to

it.

4.

The Company

further agrees to indemnify and

hold harmless

the Successor Trustee from

any

claims,
losses or damages

(including, but

not

limited to, costs, expenses

and

legal fees):

a.

which exists as

of the Effective

Date

with respect to

the Trust;
b.

which arise out

of or in connection

with:
i.

acts

or omissions with Predecessor

Trustee, or any

actions

taken

prior to the Effective
Date

with respect

to the

Trust;
ii.

failure of

Successor Trustee

to determine

whether any

claims, losses or damages

exist
with respect

to the

Trust or arise out

of or in connection

with any

acts

or omissions which
occurred

prior to

the

date

hereof

with respect to the Trust;
iii.

failure of

Successor Trustee

to determine

whether a breach

of trust exists with respect

to
the Trust or has

been

committed

by the Predecessor Trustee; and

iv.

failure of

the Successor Trustee

to compel

the Predecessor Trustee

to deliver trust
property

to it.

5.

“Wells Fargo

Bank,

N. A.”

shall be substituted

throughout

the Trust Agreement in lieu of Weststar
Bank.

6.

Except

as herein above

set out and

in consideration

of the covenants

and promise of the Company
contained

herein, the Successor Trustee agrees to

perform

its duties and

obligations as described in
and

under

the Trust Agreement

(the terms

and

conditions

of which are

incorporated

herein) and
applicable

laws and

regulations for the duration

of its term as

Successor Trustee.

In the event
Successor Trustee

becomes

aware

of any

claim, loss, breach

or damage

with respect to the Trust it will
promptly

inform

the Company.

7.

This Agreement

shall be governed

by and

construed

in accordance

with the internal laws

of the

State
of Oklahoma

applicable

to agreements

made and

to be performed

entirely within such State, without
regard to

the conflicts

of law principles of

such

State.

IN WITNESS WHEREOF,

the parties hereto

have

set their hands

and

seals the day

and year

first above
mentioned.

CONOCOPHILLIPS COMPANY

By:
Name:
Title:

WELLS FARGO BANK,

N. A.

As Successor Trustee

By:
Name:
Title: